UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Act of 1934

Date of Report (Date of earliest event reported): February 21, 2017

 LSI INDUSTRIES INC.

(Exact name of Registrant as specified in its Charter)

Ohio	01-13375	31-0888951
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10000 Alliance Road, Cincinnati, Ohio	45242
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(513) 793-3200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 9.01 – Financial Statements and Exhibits.

On February 21, 2017, LSI Industries Inc., an Ohio corporation (“LSI” or the “Company”), filed a Current Report on Form 8-K (the “Original Filing”) to report the Company’s acquisition of Atlas (defined below) pursuant to the Stock Purchase Agreement (the “Purchase Agreement”) dated February 21, 2017 by and among LSI, Atlas Lighting Products, Inc., a North Carolina corporation (“Atlas”), James Hewes Bennett and Rector Samuel Hunt III. This Form 8-K/A is being filed to amend the Original Filing to provide the required financial statements and pro forma condensed combined financial information described below. Capitalized terms used in this Current Report but not defined herein shall have the respective meanings assigned thereto in the Original Filing.

(a)	Financial Statements of Businesses Acquired

The audited financial statements of Atlas Lighting Products, Inc. for the years ended December 25, 2016 and December 25, 2015, including the notes to such financial statements, are incorporated herein by reference to Exhibit 99.1.

(b)	Pro Forma Condensed Combined Financial Information

The pro forma condensed combined financial information of LSI and Atlas, including the pro forma condensed combined balance sheet as of December 31, 2016, the pro forma condensed combined statement of operations for the fiscal year ended June 30, 2016 and the six months ended December 31, 2016, including the introductory paragraph(s) and notes to such pro forma condensed combined financial information, are incorporated herein by reference to Exhibit 99.2.

(d)	Exhibits

23.1	Consent of Grant Thornton LLP
99.1

Atlas Lighting Products, Inc. audited financial statements (balance sheet as of December 25, 2016 and December 25, 2015, statements of operations for the fiscal years ended December 25, 2016 and December 25, 2015, statements of stockholders’ equity for the fiscal years ended December 25, 2016 and December 25, 2015, and statements of cash flows for the fiscal years ended December 25, 2016 and December 25, 2015).

99.2

LSI Industries Inc. pro forma condensed combined financial information (pro forma condensed combined balance sheet as of December 31, 2016, pro forma condensed combined statement of operations for the fiscal year ended June 30, 2016 and the six months ended December 31, 2016).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

LSI INDUSTRIES INC.

BY:/s/ Ronald S. Stowell
Ronald S. Stowell
Vice President, Chief Financial Officer and Treasurer
(Principal Financial and Accounting Officer)
May 1, 2017